مصرف الريان
MASRAF AL RAYAN

Murabaha Facility Agreement	اتفاقية منح تسهيلات بالمرابحة
This Agreement is made at 22 / 11 / 2015 by and between:	فقد أبرمت هذه الاتفاقية في يوم ٢٠١٥/١١/٢٢ م بين كل من :
1- Masraf Al Rayan (a Qatari Shareholding Co.) hereinafter referred to as the (Al Rayan), by virtue of Commercial Registration No. (32010) with its principal office at P.O. Box: 28888, Doha – Qatar hereinafter referred to as the (Al Rayan).	١- مصرف الريان (ش.م.ق)، ويشار إليه فيما بعد بـ (الريان)، سجل تجاري رقم (٣٢٠١٠) ومقره شارع حمد الكبير، ص. ب: ٢٨٨٨٨ الدوحة – قطر.
2- M/s. OMAGINE LLC, CR no. (1080151) Tel: (+968 99432017) P.O. Box: 708, postal code : 115, Muscat Governorate/Bawshar/South Aludhaybah- Sultanate of Oman, represented by: Mr. FRANCIS DROHAN, ID no. 78240933 in his capacity as MANAGING DIRECTOR hereinafter referred to as (the Customer),	٢- السادة/ **أوماجين ش.م.م** ، الجنسية: سلطنة عمان ، سجل تجاري رقم:١٠٨٠١٥١ ، تليفون: .... ص.ب: ٧٠٨ رمز بريدي رقم: ١١٥ ، محافظة مسقط /بوشر/العذيبة الجنوبية–سلطنة عمان ، ويمثلهم بالتوقيع على هذا العقد السيد/ .... بصفته: .... ويشار إليهم فيما بعد بـ (العميل) ،
Collectively referred to as **the Two Parties or the Parties**	ويشار إليهما معا بـ (**الطرفين**).
The Two Parties being in their full legal capacities have mutually agreed as follows:	وتم الاتفاق بين **الطرفين** المذكورين – وهما بأهليتهما المعتبرة شرعاً – على الآتي:
Article (1) Purpose and Definitions:	**المادة (١) الغرض والتعريفات**
1- Purpose:	**١- الغرض:**
a) This Agreement sets out the terms and conditions upon and subject to which the Two Parties hereto may agree from time to time to enter into purchase transactions, wherein the Customer purchases certain commodities from Al Rayan on deferred price and in case , the Customer desires to sell the commodities in the market through Al Rayan , Al Rayan shall sell them for the interest and on behalf of the Customer as per the terms and conditions set out in this Agreement.	أ) تنظم هذه الاتفاقية الشروط والأحكام التي بموجبها يتفق الطرفان من وقت لآخر على الدخول في عمليات شراء العميل سلعا من الريان بثمن مؤجل، ثم إن رغب العميل بيعها في السوق عن طريق الريان فإن الريان يبيعها له وفقاً للأحكام والشروط المنصوص عليها في هذه الاتفاقية.
b) For the purpose of this Agreement	ب) لأغراض هذه الاتفاقية فقد :
(i) Al Rayan has given the Customer a ceiling of Murabaha (Financing) in the amount of **USD 25,000,000/-** (equivalent to Q.R 91,250,000) with a profit rate of 1.83815% (12-month LIBOR + 1%).	(i) منح العميل سقف تمويل بقيمة ٢٥،٠٠٠،٠٠٠ دولار امريكي (ما يعادل ٩١،٢٥٠،٠٠٠ ريال قطري) ، وبنسبة ربح ١،٨٣٨١٥% (12-month LIBOR + 1%)
(ii) The said financing shall be repaid in **1 year**.	(ii) إجمالي فترة السداد **سنة واحدة**.
(iii) The Customer undertakes to repay the Murabaha Financing Ceiling in **one bullet payment of profit and principal at maturity**.	(iii) يتعهد العميل بأن يسدد مبلغ التمويل أعلاه على **بقسط واحد بالمبلغ مع الارباح بتاريخ الاستحقاق**.
(iv) The Murabaha Financing Ceiling shall be for one year to be renewed in accordance with Al Rayan's terms and conditions.	(iv) تكون صلاحية السقف الإئتماني سنة قابلة للتجديد حسب شروط و أحكام الريان.

2- References:	**٢- الإشارات والمراجع:**
References to the Clauses and Appendixes are references to the Clauses and Appendixes of this Agreement	الإشارات إلى المواد والملحقات هي إشارات لمواد وملحقات هذه الاتفاقية.
3- Headings:	**٣- العناوين:**
The Headings of the Clauses set out in this Agreement are for the purpose of reference to the Clauses under these Headings and shall be ignored in the interpretation of this Agreement	عناوين البنود الواردة في هذه الاتفاقية أوردت بغرض الإشارة إلى مواد تلك البنود ويتعين إهمالها عند تفسير هذه الاتفاقية
4- Definitions:	**٤- التعريفات:**
In this Agreement, unless the context otherwise requires, the hereunder words and expressions shall have the meaning stated against each of them.	في هذه الاتفاقية وما لم يقتض السياق معنى آخر، يكون للكلمات والعبارات الواردة أدناه المعاني الموضحة قرين كل منها .
Business Day: Means the day (other than Friday and Saturday) on which banks are open for business in Doha.	**"يوم العمل":** هو اليوم (عدا الجمعة والسبت) الذي تعمل فيه المصارف في الدوحة.
Commodities: Means all islamically acceptable commodities including metals except gold and silver.	**"السلع":** تعني السلع المباح تداولها شرعا بما في ذلك المعادن عدا الذهب والفضة.
Payment date: Means the date on which the total price is paid to Al Rayan.	**"تاريخ السداد":** يعني التاريخ الذي يتم فيه سداد إجمالي الثمن للريان.
Identification Documents: Means Commodity Certificate	**"مستندات التعيين":** تعني شهادة السلعة.
Cost Price: Means the commodity price (only) in relation to Al Rayan purchase of commodities excluding any commissions or expenses paid by Al Rayan.	**"ثمن التكلفة":** يعني ثمن شراء الريان للسلعة مجردا من أي مصاريف أو عمولات
Sale Price: Means the amount payable by the Customer in relation of any sale transaction represented by the Sale Price plus actual fees and profits.	**"ثمن البيع":** يعني المبلغ الواجب دفعه من قبل العميل بشأن أي عملية بيع ممثلاً بثمن الشراء زائداً المصاريف الفعلية الأخرى والأرباح .
The Customer's Acceptance: Means the acceptance of the Customer in the form set out in the second paragraph of Article (3).	**" قبول العميل":** يعني القبول الصادر من العميل وفق ما ورد في الفقرة الثانية من المادة الثالثة.
Financing: Means the financing extended by Al Rayan to the Customer for each Transaction or for all the Transactions to be financed pursuant to this Agreement.	**"التمويل":** يعني التمويل المقدم من الريان للعميل في كل عملية أو في كل العمليات التي تتم وفقاً لهذه الاتفاقية.
Al Rayan's Offer: Means the offer from Al Rayan in the form set out in the First Appendix.	**" إيجاب الريان ":** يعني الإيجاب الصادر من الريان وفق عقد بيع السلع في الملحق الأول.
Sale Transaction: Means any sale transaction between the two parties occurring after the offer from Al Rayan in the form set out in the First Appendix and the acceptance from the Customer as set out in the second paragraph of Article (3)third appendix.	**" عملية بيع ":** تعني أي تعاقد بين الطرفين بموجب الإيجاب من الريان وفق الملحق الأول، والقبول من العميل وفق ما ورد في الفقرة الثانية من المادة الثالثة.
Article (2) **Conditions Precedent by the Customer**	**المادة (٢)** **شروط النفاذ**
Documents shall be supplied in such number of copies based on the legal status of the Customer or counterparts as Al Rayan may reasonably require. Copies required to be certified shall be certified to be true, complete and up-to-date, in a manner reasonably satisfactory to Al Rayan by an Authorized Signatory.	يجب أن يقدم العميل عدداً من النسخ للوثائق التي تلائم الوضع القانوني للعميل التي يطلبها الريان وتكون تلك الوثائق موثقة بأنها صور من أصول في التاريخ الذي قدمت فيه. على أن تكون تلك الوثائق موقعة من شخص مفوض من قبل العميل.

2-1			Corporate Documents	وثائق تختص أو تتعلق بالعميل:			١-٢
	a-		A certified copy of the constitutional documents of the Customer including, but not limited to:	الوثائق التأسيسية التي تتعلق بالعميل وتشمل على سبيل المثال لا الحصر:		أ -	
		(i)	The Customer's Memorandum and/or Articles of Association and any amendments thereto (if available); and	عقد التأسيس و/أو النظام الأساسي للعميل وأي تعديلات لاحقة لهما (إن وجدت)	(i)		
		(ii)	The Customer's Commercial Registration Certificate.	السجل التجاري للعميل .	(ii)		
	b-		A copy of a resolution of the board of directors of the Customer:	قرار مجلس إدارة العميل:		ب	
		(i)	approving the terms of, and the transactions contemplated by, the Facility and resolving that it executes the Facility Documents and all the securities related thereto; and	الذي يوافق على العمليات والتسهيلات وتنفيذ أي اتفاقيات أو إصدار الضمانات التي تتعلق بذلك.	(i)		
		(ii)	authorizing one or more specified persons to execute, perform and deliver the Facility Documents and any of the securities related to the Facility.	للموافقة لشخص أو أكثر من قبل العميل للتوقيع على العمليات والتسهيلات أو أي اتفاقيات وضمانات أو وثائق ذات العلاقة بالتمويل.	(ii)		
	c-		A specimen of the signature of each person authorized by the resolution referred to in paragraph (b) above	نماذج تواقيع الأشخاص المخولين بالتوقيع استناداً لقرار مجلس الإدارة المشار إليه في (ب) أعلاه.		ج -	
			Article (3) Implementation	**المادة (٣) التنفيذ**			
(1)			In the event that Al Rayan is ready and desirous to sell commodities to the Customer, it shall:	في حال استعداد الريان ورغبته في البيع على العميل، فإنه:			(١)
	a)		Issue its offer to sell commodities that it owns, identified for it and deliverable to the Customer, Al Rayan shall fill the Form "Seller's Offer" (the First Appendix) which shall represent the acceptance from the Seller and send it to the Customer in writing or through the fax, telex or any means of communication as agreed upon between the Two Parties or by phone provided that the call is recorded and contains the content of the First Appendix, the above is considered as Al Rayan's Offer and it shall accompany its offer with a copy of the Identification Documents of the commodities or to send it upon the issuance of the offer in case that offer was made by phone, provided that, the Customer shall in all cases receive the said copy of the documents before the issuance of its acceptance	يصدر إيجابه ببيع سلع يملكها ومتعينة له وقابلة للتسليم على العميل بتعبئة عقد بيع حسب نموذج الملحق الأول والذي يعتبر إيجاباً من قبل البائع وإرساله للعميل كتابة أو عن طريق الفاكس أو التلكس، أو أي وسيلة أخرى معتبرة يتفق عليها الطرفان، أو يصدر ذلك الإيجاب بالهاتف بشرط أن تكون المكالمة مسجلة، وأن تتضمن المكالمة الهاتفية محتوى الملحق الأول، ويعد هذا إيجاباً من الريان، وعلى الريان أن يرفق مع إيجابه نسخة من مستندات التعيين للسلع أو يرسلها عند إصدار الإيجاب إن كان الإيجاب بالهاتف، على أن يتسلم العميل -في كل الأحوال- تلك النسخة من المستندات قبل إصدار قبوله.		أ)	
	b)		The Customer hereby authorizes Mr. ....FRANCIS D ROHAN.................. to be his official representative to approve and/or sign any document to be needed in relation to this Agreement	يوافق العميل على تعيين السيد/ ....(المفوض) ليكون وكيله وممثله فيما يتعلق بالموافقة على و/أو التوقيع على أي وثيقة تتعلق بهذه الاتفاقية.		ب)	

مصرف الريان
MASRAF AL RAYAN

	c)	Al Rayan shall rely on any approval taken or document signed by the above mentioned person unless Al Rayan receives a written notification replacing him with another person.	يعتمد الريان على أي موافقة أو توقيع يتم عن طريق المفوض المشار إليه في (ب) أعلاه ما لم يستلم الريان أي إخطار مكتوب من العميل بتغيير الشخص المفوض.	ج)	
(2)		If the Customer accepts the offer of Al Rayan, it shall then send what proves its acceptance of the Purchase Contract that it receives from Al Rayan together with the Power of Attorney as per the Second Appendix. This is to be done through the fax, telex or any other communication means as agreed upon between the two Parties. If the acceptance is conveyed by phone then the said telephone conversation should be recorded and it should include the content outlined in the Second Appendix. This shall be considered as an acceptance from the Customer, and upon the receipt of Al Rayan to this acceptance, the Sale Transaction shall be considered as concluded pursuant to the terms and conditions of this Agreement and its Appendixes.	في حال قبول العميل إيجاب الريان يرسل العميل للريان ما يثبت موافقته على عقد البيع الذي استلمه من الريان مع التوكيل في البيع حسب نموذج الملحق الثاني إذا رغب العميل في التوكيل في البيع، وذلك عن طريق الفاكس أو التلكس، أو أي وسيلة أخرى معتبرة يتفق عليها الطرفان، أو يبلغه ذلك القبول بالهاتف بشرط أن تكون المكالمة مسجلة وأن تتضمن المكالمة الهاتفية محتوى الملحق الثاني ، ويعد هذا قبولاً من العميل، وعند تسلم الريان لذلك القبول تكون "عملية بيع" قد أبرمت بين الطرفين بذلك الإيجاب والقبول وفقاً لشروط وأحكام هذه الاتفاقية وملحقاتها.		(٢)
(3)		In the event the offer of Al Rayan and the acceptance of the Customer or either of them is made by phone, the party who uses the phone shall as soon as practical, send the Firs and Second Appendixes signed by the two parties confirming the terms and conditions agreed upon through phone.	إذا كان إيجاب الريان وقبول العميل أو أحدهما قد تم عن طريق الهاتف فعلى من استخدم الهاتف - بأسرع ما يمكن عملياً – إعادة إرسال النموذجين الأول والثاني موقعين من كلا الطرفين وذلك لتأكيد الشروط والأحكام المتفق عليها عبر الهاتف.		(٣)
(4)		Upon the acceptance of the Customer, the title in the sold commodities with rights and all consequences thereof as to price risks and other risks shall pass to the Customer	بمجرد قبول العميل تنتقل إليه ملكية السلع المبيعة بحقوقها ومخاطر أسعارها		(٤)
(5)		In the event a Sale Transaction is concluded, the Customer shall have the right to keep the commodities in its place, to receive them there from or to appoint Al Rayan as its agent to sell the same in the market	إذا تمت "عملية بيع" فللعميل حق الاحتفاظ بالسلع في مكانها، أو تسلمها من مكانها، وله أن يوكل الريان بيعها في السوق.		(٥)
(6)		In the event the Customer desires to keep the commodities in its place or to receive them there from, this shall be implemented as follows:	في حال رغبة العميل في الاحتفاظ بالسلع في مكانها أو تسلمها من مكانها فيتم ذلك وفقاً لما يأتي:		(٦)
	a-	The Customer shall stipulate such desire in its acceptance in form "Purchaser's Acceptance".	يلتزم العميل أن يبين رغبته تلك كتابة للريان.	أ-	
	b-	Al Rayan shall deliver to the Customer the original identification documents if the Customer requests them from Al Rayan.	يلتزم الريان أن يسلم للعميل ي أصول مستندات التعيين –إذا طلب منه ذلك.	ب-	
	c-	Al Rayan will send Delivery Order to the Broker as set out in the Third appendix in order to register the commodities under the Customer name. A copy of this delivery order will be sent to the Customer.	يقوم الريان بإرسال أمر تسليم للمورد بالصيغة الواردة في الملحق الثالث لتسجيل السلعة باسم العميل، و يرسل للعميل نسخة منه.	ج-	
(7)		Al Rayan undertakes from the time it receives the Acceptance of the Customer, to take the necessary acts and actions to enable the Customer to take delivery of the commodities in its place as per the customarily adopted procedures in delivering such commodities.	يلتزم الريان أن يقوم –من حين تسلمه لقبول العميل- بالإجراءات اللازمة لتمكين العميل من تسلم السلع، ويتم تسليم السلع في مكانها؛ وفقاً للإجراءات المعتبرة في ذلك.		(٧)
(8)		The Customer shall pay all the insurance and storage costs and expenses and other expenses that relate to the commodities after the delivery date. if these expenses reach an a amount equals to the value of the commodities or exceed it and the said expenses can not be satisfied from the account of the Customer, Al Rayan shall have the right to sell the commodities or any part thereof to satisfy such expenses.	يلتزم العميل عند رغبته الاحتفاظ بالسلعة في مكانها أو تسلمها في تاريخ التسليم بدفع كل مصاريف التخزين والتأمين ونحو ذلك من المصاريف المترتبة على السلع بعد تاريخ التسليم، وإذا بلغت تلك المصاريف مبلغاً مساوياً لقيمة السلع أو يزيد، ولم يمكن استيفاء هذه المصاريف من حساب العميل فإن للريان أن يبيع السلع أو جزءاً منها ليستوفي تلك المصاريف.		(٨)

مصرف الريان
MASRAF AL RAYAN

(9)		In the event the Customer desires to sell the commodities in the market through Al Rayan this shall take place as follows:	في حال رغبة العميل في بيع السلع في السوق عن طريق الريان؛ فيتم ذلك وفقاً لما يأتي:		(٩)
	a-	The Customer undertakes to stipulate in its acceptance "Purchaser's Acceptance "its desire to sell the commodities.	يلتزم العميل أن يبين في قبوله رغبته في بيع السلع وعدم الاحتفاظ بها	أ-	
	b-	The Customer undertakes to notify Al Rayan by filling the form "Power of Attorney to sell" in the form set out in the Second Appendix or by any of the following communication means: by phone provided the call is recorded or by the e-mail, SWIFT or by the Dealing System provided that these four means shall contain the contents of the Second Appendix, whereat this shall be considered as a power of attorney from the Customer to Al Rayan for selling the commodities.	يلتزم العميل بإبلاغ الريان بتعبئة نموذج "توكيل بالبيع" بالصيغة الواردة في الملحق الثاني، أو بإحدى الوسائل الآتية: بالهاتف بشرط أن تكون المكالمة مسجلة، أو بالبريد الإلكتروني، أو بالسويفت، أو بنظام إبرام الصفقات الآلي؛ على أن تتضمن هذه الوسائل الأربع محتوى الملحق الثاني، وحينئذٍ يعد هذا توكيلاً من العميل للريان بالبيع.	ب-	
	c-	Al Rayan will be responsible to deliver the cash (sale price) to the Customer if it delivers the commodities before receiving the price.	يتحمل الريان سداد ثمن السلعة للعميل عند عدم قدرة الريان على قبض ثمن السلعة من مشتريها بسبب تسليمه للسلعة قبل قبض الثمن.	ج-	
		Article (4) **Guarantees:**	**المادة (٤)** **الضمانات:**		
		This Agreement shall not be valid unless the Customer submits to Al Rayan the following Guarantees: 1- 100% cash margin to cover to total amount of facility (principle + profit).	لا تكون هذه الاتفاقية نافذة ما لم يقدم العميل الضمان/ الضمانات التالية: الذي/ التي تغطي الريان عن كامل للمديونية إضافة إلى الأرباح: ١- تغطية نقدية بنسبة ١٠٠% بكامل مبلغ التمويل مع الارباح		
		Article (5) **Prepayment:**	**المادة (٥)** **-السداد المبكر:**		
		The Customer may, at any time, pay to Al Rayan in advance any amount before its due date, either in full or partially as per this Agreement, MAR may, but not obliged to do so, may reduce the amount of the price at its absolute discretion for early payment by the customer.	يجوز للعميل، في أي وقت، أن يسدد لمصرف الريان مقدماً وذلك قبل أن يصبح أي جزء من هذه المبالغ المستحقة على العميل بموجب هذا العقد. ويجوز لمصرف الريان، ولكن ليس ملزماً بذلك، أن يخفض من الثمن مبلغاً بتقديره المطلق للتسديد المبكر من قبل العميل.		
		Article (6) **Representations and Warranties by the Customer**	**المادة (٦)** **تعهدات العميل**		
		The Customer makes the following representations and warranties to Al Rayan as follows:	يتعهد العميل للريان بما يلي:		
(1)		There has been no material adverse change in its business or financial condition since the date on which any credit Facility or a transaction is extended to it by Al Rayan. Material Adverse Change means an event or circumstance of whatever nature which, in the opinion of Al Rayan is likely to :	أنه لم يحدث تغير سلبي أساسي في أعماله وأحواله المالية منذ توقيع هذه الاتفاقية أو إجراء أي عملية يقوم الريان بتمويلها لصالح العميل. ويقصد بالتغير السلبي الأساسي:		١-
	(i)	Put the Customer in a position on any of its obligations under this Agreement or any agreement to which Al Rayan is a party.	أي حالة أو وضع مهما كانت طبيعته حسب تقدير الريان يرى أنه يضع العميل في حالة لا يمكنه من خلالها الوفاء بأي من التزاماته بموجب الاتفاقية أو بأي التزامات في اتفاقية أخرى يكون العميل طرفاً فيها.	(i)	

	(ii)	If any decision is issued by a competent court ordering the Customer to pay an amount of QR. (5,000,000) or its equivalent to any other currency or currencies or more.	إصدار أي حكم من محكمة مختصة على العميل في حدود مبلغ إجمالي قدره (5) مليون ريال قطري (أو ما يعادله) أو أكثر.	(ii)	
(2)		Its payment obligations under any Credit Facility or any transaction extended to it by Al Rayan rank at least pari passu with the claims of all its Creditors.	أن التزاماته المترتبة على هذه الاتفاقية تضع الريان في نفس المرتبة مع الدائنين الآخرين فيما يتعلق بدفع مستحقات الريان الناجمة عن هذه الاتفاقية.		(٢)
(3)		No investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, have (to the best of its knowledge and belief) been started or threatened against it or any of its subsidiaries.	لا توجد حسب علمه أي تحقيقات أو دعاوى قضائية أو تحكيمية أو أي إجراءات إدارية أمام أي محكمة أو هيئة تحكيم أو جهة إدارية بدأت أو على وشك أن تبدأ ضده أو ضد أي من الشركات التابعة أو المملوكة له.		(٣)
(4)		Each representation and warranty indicated is deemed to be repeated by the Customer on the date of distributing the credit Facility to the Customer and on each repayment of an installment on the date that appears in the Appendix of this Agreement.	أن التزاماته وتعهداته المشار إليها أعلاه قد تم الإعلان عنها من تاريخ التوقيع على هذه الاتفاقية وأن العميل سيتعهد بإبقاء التزامات وتعهدات متكررة من تاريخ هذا الاتفاق ولحين دفع العميل كل الأقساط والمبالغ المستحقة عليه.		(٤)
		Article (7) **Representations and Covenants:**	**المادة (٧)** **الإقرارات والالتزامات:**		
1-		Each Party represents and covenants to the other as follows:	قرر والتزم كل طرف للطرف الآخر بما يأتي:		١-
	a-	It has the legal capacity to enter into this Agreement and each Sale Transaction hereby contemplated.	أنه يملك الأهلية المعتبرة شرعا ونظاما للدخول في هذه الاتفاقية وفي أي "عملية بيع" مزمع إبرامها بموجب هذه الاتفاقية.	أ-	
	b-	Its execution of this Agreement and each document delivered by it under this Agreement is and will be duly authorized and it shall confirm it to be so.	أن قيامه بهذه الاتفاقية وكل وثيقة تُسلّم بمقتضى هذه الاتفاقية ستكون صادرة بموجب تفويض نظامي مؤكد منه.	ب-	
	c-	Each Sale Transaction entered into pursuant to this Agreement will be binding on and enforceable against it and will not violate any terms or agreements to which it is a party.	أن كل "عملية بيع" يتم الدخول فيها بموجب هذه الاتفاقية فإن تلك العملية ومعها هذه الاتفاقية ستكون ملزمة له وقابلة للتنفيذ، وأنها لا تتعارض ولن تعارض مع أي شروط أو اتفاقيات يكون طرفاً فيها.	ج-	
	d-	It has and will as well at all relevant times maintain all authorizations, approvals, licenses and consents required to enable it lawfully perform its obligations under this Agreement.	أنه أمن جميع التفويضات والتصديقات والرخص والموافقات المطلوبة لتمكينه من القيام بالتزاماته بموجب هذه الاتفاقية بشكل نظامي ، وأنه سيؤمن ما ذكر إذا طلب منه ذلك في أي وقت.	د-	
2-		Al Rayan represents that, the commodities are owned by it and they are identified upon its sale thereof to the Customer by virtue of the commodities identification documents and that the commodities are free of any rights or encumbrances that prevent or bar the disposition therein, based on the said representation, Al Rayan shall bare and assume any liability, costs, expenses or damages sustained by the Customer as a result of Al Rayan's lack of title in the commodities, absence of identification, the errors or incorrectness in identification for any reason or the repeating of the sold commodities numbers in one transaction or the appearance of any rights or encumbrances that prevent or bar the disposition therein.	قرر الريان أن السلع مملوكة له وأنها متعينة عند بيعها على العميل بموجب مستندات التعيين للسلع، وأنه ليس على السلع أي حقوق أو التزامات تمنع التصرف فيها، وبذلك فإن الريان يتحمل أي مسؤولية وأي تكاليف أو أضرار تلحق العميل نتيجة عدم ملكية الريان للسلع أو عدم التعيين أو عدم صحة ذلك التعيين أو الخطأ فيه لأي سبب كان أو تكرار أرقام السلع المبيعة في العملية الواحدة أو ظهور أي حقوق أو التزامات تمنع التصرف فيها. و التزم الريان بإرسال مستندات التعيين للعميل عند الطلب.		٢-

مصرف الريان
MASRAF AL RAYAN

3-	All representations and covenants stipulated in this Agreement, shall apply to any "Sale Transaction "to be concluded between the Two Parties	تسري جميع الإقرارات والتعهدات الواردة في الاتفاقية على أي "عملية بيع" تنشأ بين الطرفين.	٣-
	Article (8) **Event of Default**	**المادة (٨)** **حالات التقصر**	
1-	The Customer shall make all payments required pursuant to this Contract on the dates and in the manner specified herein. If the Customer fails to make on time three consecutive / non-consecutive instalments or any other amounts due, Al Rayan shall have the right to declare that all remaining amounts under this Contract shall become due and payable forthwith and Al Rayan shall have the right to sell the mortgaged assets and discharge all its remaining entitlements from the sale proceeds. Al Rayan shall also have recourse against the Customer for all its rights under this Contract	يجب على العميل الالتزام بسداد الأقساط المستحقة عليه بتواريخ استحقاقها المتفق عليها، فإذا لم يقم العميل بدفع مبالغ ثلاثة أقساط متتالية أو غير متتالية أو أي مبلغ آخر مستحق، فإنه يكون للريان الحق في اعتبار جميع المبالغ المتبقية المستحقة عليه بموجب هذه الاتفاقية واجبة الدفع فوراً وللريان الحق في اتخاذ الإجراءات اللازمة لاستيفاء حقه من الأصول المرهونة والوفاء بجميع حقوقه المتبقية من محصلات البيع ويكون للريان حق الرجوع على العميل بجميع الحقوق الناتجة عن هذه الاتفاقية.	١-
2-	In case the Customer defaults to effect any instalment in the due date, the Customer shall provide his inability to pay and submit this to Al Rayan Management. If the Customer fails to prove his financial disability, the Customer undertakes to pay to Al Rayan an amount of .... of each due unpaid instalment. The said amount is to be deposited in a charitable account to be used for charitable purposes as determined by Al Rayan with the knowledge of the Shariah Supervisory Board	في حالة مماطلة العميل في سداد الأقساط المستحقة يجب عليه إثبات إعساره وعدم قدرته على سداد هذه الأقساط وذلك بكتاب يرفعه إلى إدارة الريان مسجلاً بعلم الوصول، فإن لم يستطع إثبات إعساره يلتزم العميل بالتصدق نتيجة لمماطلته في السداد وذلك بدفع مبلغ (...............) ريال قطري عن كل شهر تأخر فيه عن السداد إذا طالبه الريان بذلك ويتم إيداع كل مبلغ متصدق به في حساب وجوه البر التي يحددها الريان بمعرفة هيئة الرقابة الشرعية.	٢-
3-	The Customer undertakes to pay all actual fees, costs and expenses incurred by Al Rayan incurs as a result of any delinquent late payments by the Customer	يجب على العميل دفع المبالغ التي تعادل جميع الرسوم والتكاليف والمصروفات الفعلية التي يتحملها الريان نتيجة أي مبلغ أو مبالغ متأخرة الدفع من قبل العميل.	٣-
4-	The Customer that maintains more than account or establishes more than one account in the future whether with Al Rayan's one branch or at any of its Branches, such relationship betweenو Al Rayan and the Customer will be deemed to constitute that of a single account relationship.ب Al Rayan shall have an absolute right to combine or merge any or all the Customers accounts for the purpose of setting-off debit balance against available credit balance or to reimburse itself for recovery of dues of commitments for which the Customer is liable.	تكون كافة الحسابات المفتوحة باسم العميل لدى الريان بما فيها الحسابات بالعملات الأجنبية بسعر الصرف السائد يوم المقاصة كأنها حساب واحد مدمج ويحق للريان إجراء المقاصة فيما بين كافة الأرصدة الدائنة أو المدينة المتعلقة بتلك الحسابات وتكون الضمانات المخصصة لأي من هذه الحسابات هي ضمانات للرصيد الناتج عن هذا الحساب الموحد دون أن يكون للعميل أو للغير حق الاحتجاج ضد عملية الدمج هذه.	٤-
	Article (9) **Payments and Expenses:**	**المادة (٩)** **الدفعات والمصاريف:**	
1-	All sums payable by the Customer to Al Rayan hereunder and under each Sale Transaction shall be paid without set-off, withholding, counterclaim or deduction whatsoever and shall be free from any tax or other deductions whatsoever and in the event of such deduction against the Customer for any reason, the Customer shall pay to Al Rayan the due amounts as if the said deduction was completely absent.	المبالغ التي يجب على العميل دفعها بموجب هذه الاتفاقية للريان ، وبموجب كل "عملية بيع" يجب أن تدفع دون مقاصة، أو حجز أو دعوى مضادة كما يجب ألا تتأثر بأي ضريبة أو أي حسم آخر على العميل مهما كان نوعه، وفي حال الحسم على العميل لأي سبب فإنه يجب على العميل أن يدفع للريان المبالغ المستحقة كأن الحسم لم يكن.	١-
2-	The records, documents, notifications and statement of accounts ofو Al Rayan constitute the final evidence on the accuracy of the Customer's account movement and balance .If the Customer objects any statement he should do so within the time limit mentioned in the statement or he lost the right to objection.	تعتبر دفاتر الريان ومستنداته وإشعاراته وقيوده وكشوف حساباته هي البينة النهائية على صحة حركة ورصيد حساب العميل وإذا ما رغب الأخير في الاعتراض على أي بيان مدرج بكشف الحساب المرسل إليه فيجب أن يتم ذلك خلال المهلة الممنوحة له بكشف الحساب وإلا سقط حقه في ذلك.	٢-
3-	In the event the payment date of the price is due on a day which is not a business day the due date shall be the next following business day but the amount to be paid on such day shall be unchanged.	إذا وافق تاريخ استحقاق الثمن يوماً ليس يوم عمل فإن تسليم الثمن يكون في أول يوم عمل لاحق لذلك التاريخ وبدون أي تغيير في قيمة المبلغ المستحق.	٣-
4-	The Customer agrees to pay on demand all the costs and expenses (including the legal fees) that incurred by Al	وافق العميل أن يدفع عند الطلب كل التكاليف والمصروفات (بما في ذلك	٤-

	Rayan in connection with the preservation and / or enforcement by action or otherwise of its rights under this Agreement or any Sale Transaction, except where such costs and expenses were incurred by Al Rayan as a result of its negligence, wilful misconduct or force- majeure.	الأتعاب القانونية) التي تكبدها الريان؛ للحصول على حقوقه بموجب هذه الاتفاقية أو أي "عملية بيع"، فيما عدا ما إذا كانت مثل هذه التكاليف أو المصاريف قد تكبدها الريان نتيجة لتعديه (الريان) أو تفريطه أو نتيجة للقوة القاهرة.	
5-	The Customer undertakes to bare and incur all the expenses that result from or by the reason of keeping the commodities in its ownership after the delivery date as to the insurance, lading and storage expenses.	التزم العميل بأن يتحمل جميع المصروفات المترتبة على بقاء السلعة في ملكيته بعد تاريخ التسليم من مصاريف التخزين والشحن والتأمين.	٥-
	Article (10) **Waiver:**	**المادة (١٠)** **التنازل:**	
	Any failure or delay on the part of a Party in availing itself of any right or remedy it may have hereunder against the other Party shall not be deemed to be a waiver of such right or remedy and shall not preclude it to exercise such right or remedy or any other right or remedy at any time thereafter.	لا يعد عدم قيام أي من الطرفين في أي وقت بممارسة أي من الحقوق المكفولة له بموجب هذه الاتفاقية تنازلاً من جانبه عن ممارسة ذلك الحق أو أي حق آخر في أي وقت بعد ذلك.	
	Article (11) **Partial Invalidity:**	**المادة (١١)** **البطلان الجزئي:**	
	In the event any provision of this Agreement or any " Sale Transaction " hereunder becomes illegal , invalid , or unenforceable in any way , the legality , validity and enforceability of the remaining provisions hereof or of any other " Sale Transaction " shall not be affected or impaired thereby	إذا صار أي حكم في هذه الاتفاقية أو أصبحت أي "عملية بيع" بموجب هذه الاتفاقية غير مشروعة أو انتهى سريانها أو أصبحت غير قابلة للتطبيق في أي حال، فإن ذلك لا يؤثر على صلاحية أو إلزامية بقية بنود هذه الاتفاقية أو أي "عملية بيع" أخرى	
	Article (12) **Assignment:**	**المادة (١٢)** **الإحالة:**	
	ϘAl Rayan has the right, to the most permitted by the law, to assign its rights per this Agreement and per any mortgage or any other guarantee provided by the Customer to any other person or entity without obtaining the permission of the Customer with the condition thatϘ Al Rayan will notify the Customer upon such assignment. The Customer has no right to assign any rights or obligations arising out of this Agreement to any third part without a written approval of Al Rayan.	يجوز للريان، وإلى أقصى حد مسموح به بموجب القانون، أن يتنازل عن حقوقه بموجب هذا العقد وبموجب أي رهن أو ضمان آخر ممنوح من قبل العميل لصالح أي شخص أو هيئة بدون موافقة العميل ، وذلك بشرط أن يقوم الريان بإشعار العميل بهذا التنازل. ولكن لا يجوز للعميل التنازل عن أية حقوق أو التزامات بموجب هذا العقد بدون الموافقة الكتابية المسبقة للريان.	
	Article (13) **Waiver of Usurious Interests:**	**المادة (١٣)** **إسقاط الفوائد الربوية:**	
	This Agreement does not and shall not include in any of its provisions, a usurious interests of whatever name or under whatever justification (including the debit payment delay fines) and no provision hereof shall be interpreted or construed to mean the same or any thing of the nature, the Two Parties shall not recognize or accept any usurious interests whether determined by a judgment, interpretation or custom or otherwise and any thing arises of this nature shall be null and void.	هذه الاتفاقية لا تشتمل – ولا يجوز أن تشتمل في أي نص منها – على فائدة ربوية أياً كان اسمها أو تبريرها بما في ذلك غرامات التأخير على الدين، ولا يفسر أي نص منها بذلك، ولا يَعتدّ الطرفان بأي فائدة ربوية سواء أكانت بحكم أم بتفسير أم بعرف أم بغير ذلك، وأي شيء يطرأ من هذا القبيل يكون باطلاً.	

مصرف الريان
MASRAF AL RAYAN

Article (14)
Fax Indemnity:

a) The Customer hereby requests and authorizes Al Rayan to rely upon and act in accordance with any instruction, authorization or communication whatsoever which may be given by the Customer to Al Rayan by facsimile transmission (Facsimile Instruction) bearing the signature(s) of the authorized signatories.
The Customer agrees that the signature on the facsimile will be deemed by Al Rayan to be that of an authorized signatory and further acknowledges that Al Rayan will not be required to examine or verify the authenticity or genuineness of the signature(s) appearing on the Facsimile Instruction of the authorized signatories.

b) In consideration of Al Rayan acting in accordance with (a) above, the Customer hereby indemnifies Al Rayan and agrees to keep it protected and indemnified against all losses, claims, actions, proceedings, damages, consequential loss, costs, and expenses whatsoever and howsoever including legal and court expenses, incurred or sustained by Al Rayan including but not limited to due reliance on such Facsimile Instructions and acting in accordance with the same. The Customer Facsimile Instructions in this Article shall remain in full force and effect unless and until Al Rayan receives and have had a reasonable time to act upon. A notice of termination of such authorization from the Customer (to duly authorized officer). Al Rayan confirms and the Customer acknowledges that any such termination or amendment will not release the Customer from any liability or indemnity hereunder in respect of any act performed by Al Rayan in accordance with and in reliance upon the terms of this Article prior to the expiry of such notice of termination or amendment.

المادة (١٤)
اعتماد الفاكس:

أ) إن العميل بموجب هذا يطلب من الريان ويفوضه باعتماد التعليمات الموجهة من قبله بالفاكس أو بأي وسيلة اتصال أخرى تحمل توقيع أو تواقيع المفوضين المعتمدين، كما يقر العميل بأن التوقيع الموجود على أي من وسائل الفاكس يمثل أحد التواقيع المعتمدة من قبل العميل ولا يتوجب على الريان التحقق من أصل وصحة التوقيع الظاهر على رسالة الفاكس.

ب) مع الأخذ في عين الاعتبار بأن قيام الريان بالتصرف طبقاً لـ (أ) أعلاه يلزم العميل بأن يضمن حماية الريان وتعويضه عن جميع الخسائر والمطالبات القانونية والأتعاب القضائية التي قد يتكبدها الريان بما فيها تلك الناتجة عن تصرفه بناءً على التعليمات المبينة له بالفاكس أو غيرها. وستبقى التعليمات الواردة بالفاكس من العميل إلى الريان سارية المفعول إلى أن يتسنى للريان التصرف بناءً على توجيهات العميل إلغاء تلك التعليمات بموجب إشعار رسمي بذلك موجه إلى موظف معتمد عن الريان، ويقر العميل أن إلغاء التعليمات أو تعديلها لا يعفيه من أي مسئولية حالية أو مستقبلية تنشأ عن تصرف الريان بخصوص هذه التعليمات.

Article (15)
Applicable Law and Jurisdiction:

Any dispute, controversy or claim arising out of or in relation to this Agreement or any transaction contemplated thereby between the Parties hereof shall be governed by the Qatari Law and shall be settled by the competent Qatari Courts which shall have exclusive jurisdiction there over provided that the Sharia Principles shall not be contravened

المادة (١٥)
القانون واجب التحكيم

كل خلاف ينشأ بين الطرفين يتعلق بهذه الاتفاقية إذا لم يمكن حله بالطرق الودية فيما بينهما، يكون الفصل فيه من قبل الجهة القضائية المختصة في دولة قطر؛ بما لا يخالف مبادئ أحكام الشريعة.

Article (16)
Notices:

1- Any notice given hereunder shall be in writing using the communication details set out below or other e-mail or facsimile number as either party shall previously have notified to the other party.

المادة (١٦)
التبليغات:

١- أي تبليغ يصدر بناءً على هذه الاتفاقية يكون كتابة، ويتم بشأنه استعمال التفاصيل الواردة أدناه أو استعمال أي بريد إلكتروني أو فاكس يكون أي من الطرفين قد أعطاه سلفاً للطرف الآخر.

The First Party:	The Second Party:	الطرف الثاني:-	الطرف الأول:-
Masraf Al Rayan	The Customer	العميل :..............................	مصرف الريان
Tel: +974- 44253333	Tel: ~~+974-~~ +968-9943-2033	هاتف رقم:	هاتف رقم: 44253333
Fax: +974- 44235819	Fax: +974-	فاكس رقم:	فاكس رقم : 44235819
Attn: Mr.	Attn. Mr. FRANCIS DROHAN	عناية:	عناية : ....
e-mail:	e-mail: FRANK.DROHAN@OMAGINE.COM	بريد الكتروني:	بريد الكتروني: ....

مصرف الريان
MASRAF AL RAYAN

2-	Notice by e-mail or facsimile shall be deemed effective at the time of transmission thereof, provided that the appropriate answerback in case of telex and confirmation of transmission receipt in case of fax shall have been received	يعد التبليغ بالبريد الإلكتروني أو الفاكس المسجل بالهاتف نافذا عند وقت الاتصال ، شريطة أن تتم الاستجابة وفق رقم الاستجابة الصحيح بالنسبة للتلكس ، أو عند تسلم إيصال تأكيد الإرسال بالنسبة للفاكس	٢-

Article (17) Counterparts:	المادة (١٧) نسخ الاتفاقية:
This Agreement may be executed in two identical original counterparts, both duly signed by the Two Parties and each Party hereto has received one of them to act accordingly and has been drafted in both Arabic and English languages provided that the Arabic version thereof shall always be the certified and authoritative one	صدرت هذه الاتفاقية من نسختين أصليتين ومتماثلتين موقعتين من قبل الطرفين وبيد كل طرف نسخة منها للعمل بموجبها كما أنها قد صيغت باللغتين العربية والانجليزية على أن يكون النص العربي هو النص المعتمد دائما.

The First Party Masraf Al Rayan	The Second Party The Customer	الطرف الثاني:- العميل	الطرف الأول:- مصرف الريان
Name: Mohammed Ismail Al Emadi	Name: FRANCIS D ROHAN	الاسم:	الاسم: محمد اسماعيل العمادي
For Title: AGM, Wholesale Banking Group	Title: MANAGING DIRECTOR	الصفة:	الصفة: مساعد مدير عام مجموعة الخدمات المصرفية الشاملة
Signature: [signature]	Signature: [signature]	التوقيع: [signature]	التوقيع: [signature]
Date: 26/11/2015	Date: 29/11/2015	التاريخ: 29/11/2015	التاريخ: 26/11/2015